 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2020

GLORY STAR NEW MEDIA GROUP HOLDINGS LIMITED

(Exact name of registrant as specified in our charter)

Cayman Islands	001-38631	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22F, Block B, Xinhua Technology Building, No. 8 Tuofangying South Road, Jiuxianqiao, Chaoyang District, Beijing, China	100016
(Address of Principal Executive Offices)	(Zip Code)

+86-01-87700500

(Registrant’s telephone number, including area code)

TKK Symphony Acquisition Corporation

c/o Texas Kang Kai Capital Management (Hong Kong) Limited

2039, 2/F United Center,

95 Queensway Admiralty, Hong Kong

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0001 per share	GSMG	The NASDAQ Stock Market LLC
Warrants, each exercisable for one-half of one Ordinary Share	GSMGW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On March 31, 2020, Glory Star New Media Group Holdings Limited (the “Company”) issued a press release setting forth the historical financial results of its acquired company, Glory Star New Media Group Limited (“Glory Star”) for the full year ended December 31, 2019. The information provided in the release solely represents the historical financial information of Glory Star prior to the closing of the February 14, 2020 business combination between TKK Symphonic Acquisition Corp., the Company’s predecessor, and Glory Star which can be found in the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on March 31, 2020.

The information contained in this Item 2.02 and Exhibit 99.1, attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended or the Securities Act of 1933, as amended whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Glory Star New Media Group Holdings Limited, dated March 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

Glory Star New Media Group Holdings Limited

Dated: March 31, 2020	By:	/s/ Bing Zhang
Bing Zhang Chief Executive Officer

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